Exhibit 32

STATEMENT PURSUANT TO

18 U.S.C. SECTION 1350
AS REQUIRED BY
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of John Deere Capital Corporation (the “Company”) on Form 10-K for the year ended October 29, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify that to the best of our knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

December 15, 2023	/s/ John C. May	Chairman and Chief Executive Officer
	John C. May	(Principal Executive Officer)

December 15, 2023	/s/ Joshua A. Jepsen	Senior Vice President
	Joshua A. Jepsen	(Principal Financial Officer and Principal Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to John Deere Capital Corporation and will be retained by John Deere Capital Corporation and furnished to the Securities and Exchange Commission or its staff upon request.